                                                                    Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the accompanying Quarterly Report of Laserscope on Form 10-Q for the nine months ended September 30, 2003, I, Eric M. Reuter, President and Chief Executive Officer of Laserscope, hereby certify pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) such Quarterly Report on Form 10-Q for the nine months ended September 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in such Quarterly Report on Form 10-Q for the nine months ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Laserscope.



Date:  November 13, 2003                By:    /s/  Eric M. Reuter
                                           ------------------------------------
                                           Eric M. Reuter
                                           President and Chief Executive Officer

A signed original of this written statement required by section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by section 906, has been provided to Laserscope and will be retained by Laserscope and furnished to the Securities and Exchange Commission or its staff upon request.